Amplify Travel Tech ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

COMMON STOCKS - 97.7%	Shares	Value
Communication Services - 3.9%
TripAdvisor, Inc.(a)	164,055	$2,921,819
Trivago NV - ADR	15,056	30,263
		2,952,082

Consumer Discretionary - 73.8%(b)
Adventure, Inc.(a)(c)	17,637	567,945
Airbnb, Inc. - Class A(a)	23,165	3,512,509
Airtrip Corp.	93,832	807,308
Amadeus IT Group SA	43,510	2,897,713
Booking Holdings, Inc.	894	3,541,581
Corporate Travel Management Ltd.	339,767	3,008,876
CVC Brasil Operadora e Agencia de Viagens SA(a)	2,939,537	1,042,567
Despegar.com Corp.(a)	207,032	2,739,033
eDreams ODIGEO SA(a)	403,120	2,808,295
Expedia Group, Inc.(a)	28,304	3,566,021
Global Business Travel Group I(a)	458,607	3,026,806
Hana Tour Service, Inc.	68,384	2,906,258
Hostelworld Group PLC(a)(d)(e)	888,600	1,830,938
Lastminute.com NV	5,904	131,405
MakeMyTrip Ltd.(a)	37,276	3,134,912
Mondee Holdings, Inc.(a)(c)	294,078	705,787
On the Beach Group PLC(d)(e)	1,430,154	2,480,370
Open Door, Inc.(a)	8,303	33,860
Sabre Corp.(a)	1,015,706	2,711,935
Tongcheng Travel Holdings Ltd.(e)	1,336,668	2,660,530
Trainline PLC(a)(d)(e)	744,518	2,958,948
TravelSky Technology Ltd. - Class H	2,273,860	2,667,797
Trip.com Group Ltd. - ADR(a)	58,158	2,733,426
Webjet Ltd.(a)	546,095	3,275,097
		55,749,917

Industrials - 10.9%
Blade Air Mobility, Inc.(a)	560,837	1,951,713
Lyft, Inc. - Class A(a)	192,913	2,720,073
Uber Technologies, Inc.(a)	49,423	3,592,064
		8,263,850

Information Technology - 9.1%
accesso Technology Group PLC(a)	341,150	3,139,470
Serko Ltd.(a)	247,147	481,918
SiteMinder Ltd.(a)	960,729	3,265,865
		6,887,253
TOTAL COMMON STOCKS (Cost $92,462,144)		73,853,102

SHORT-TERM INVESTMENTS - 3.9%
Investments Purchased with Proceeds from Securities Lending - 1.5%
First American Government Obligations Fund - Class X, 4.65%(f)	1,139,300	1,139,300

Money Market Funds - 2.4%
Invesco Government & Agency Portfolio - Institutional Class, 5.25%(f)	1,770,184	1,770,184
TOTAL SHORT-TERM INVESTMENTS (Cost $2,909,484)		2,909,484

TOTAL INVESTMENTS - 101.6% (Cost $95,371,628)		$76,762,586
Liabilities in Excess of Other Assets - (1.6)%		(1,211,402)
TOTAL NET ASSETS - 100.0%		$75,551,184

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	All or a portion of this security is on loan as of June 30, 2024. The total market value of these securities was $1,088,345 which represented 1.4% of net assets.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2024, the value of these securities total $7,270,256 or 9.6% of the Fund’s net assets.

(e)
Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. As of June 30, 2024, the value of these securities total $9,930,786 or 13.1% of the Fund’s net assets.

(f)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Amplify Travel Tech ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	73,853,102	–	–	73,853,102
Investments Purchased with Proceeds from Securities Lending	1,139,300	–	–	1,139,300
Money Market Funds	1,770,184	–	–	1,770,184
Total Investments	76,762,586	–	–	76,762,586

Refer to the Schedule of Investments for additional information.

Secured Borrowings (Unaudited)
The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity.

As of June 30, 2024, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.

Allocation of Portfolio Holdings by Country as of June 30, 2024
(% of Net Assets)
United States	$31,159,792	41.3%
Australia	9,549,838	12.6
United Kingdom	8,578,788	11.4
China	8,061,753	10.6
Spain	5,706,008	7.5
India	3,134,912	4.2
South Korea	2,906,258	3.9
Argentina	2,739,033	3.6
Ireland	1,830,938	2.4
Japan	1,409,113	1.9
Brazil	1,042,567	1.4
New Zealand	481,918	0.6
Switzerland	131,405	0.2
Germany	30,263	0.0
Liabilities in Excess of Other Assets	(1,211,402)	(1.6)
	$75,551,184	100.0%